UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2012

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

On January 12, 2012, WellCare Health Plans, Inc. (“WellCare”) received an executed Amendment No. 7 to Contract FA904 (“Contract FA904”) between the Florida Agency for Health Care Administration (“AHCA”) and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida (“Staywell”) and an executed Amendment No. 8 to Contract FA905 (“Contract FA905”) between AHCA and HealthEase of Florida, Inc. (“HealthEase”).  Staywell and HealthEase are wholly-owned subsidiaries of WellCare.

The above-referenced amendments revise the rates payable to Staywell and HealthEase for providing managed care services to eligible beneficiaries under Florida’s Medicaid program within the counties in which they provide services.  Actual premium rates vary based on the member’s geographic location, demographic profile and eligibility for certain special status programs.  As previously disclosed, WellCare anticipates these new rates will have essentially no net impact on the  overall rates we receive under Contracts FA904 and FA905.  The revised rates are effective as of September 1, 2011.

In addition, among other things, the amendments revise the scope of services Staywell and HealthEase must provide members pursuant to Contract FA904 and Contract FA905.  The scope of services revisions are effective as of January 1, 2012.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under Contract FA904 and Contract FA905, each as amended to date, or the above-described amendments.  The above description is qualified in its entirety by reference to Contract FA904, Contract FA905 and the amendments, copies of which are attached as exhibits hereto.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements regarding the anticipated effect of the new rates contained in the amendments that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are based on current expectations, are predictive in nature, and involve known and unknown risks and uncertainties that may cause WellCare’s actual outcomes and results to differ materially from those projected or contemplated in the forward-looking statements.  These risks and uncertainties include, but are not limited to, uncertainties related to the demographic mix of members served by Staywell and HealthEase and the calculation of reimbursements back to the AHCA based on Staywell’s and HealthEase’s actual medical benefit ratio over the applicable service period.  For example, if the demographic profile of members served after the new rates are effective differs from WellCare’s projections, the effect of the new rates will vary from WellCare’s current estimates.  Forward-looking statements in this Current Report on Form 8-K should be evaluated and read in conjunction with the other risks and uncertainties that affect the Company’s business, including those found under the captions “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and in other filings by the Company with the U.S. Securities and Exchange Commission, which contain discussions of the Company’s business and the various factors that may affect it.  Given these risks and uncertainties, we can give no assurances that any results or events projected or contemplated by our forward-looking statements will in fact occur and we caution you not to place undue reliance on these statements.  The Company undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.

Item 9.01        Financial Statements and Exhibits.

 (d)   Exhibits.

The following exhibits are filed as part of this report:

		INCORPORATED BY REFERENCE
Exhibit Number	Description	Form	Filing Date With SEC	Exhibit Number
10.1	Contract FA904 (“Contract FA904”) between the Florida Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida	8-K	September 16, 2009	10.2
10.2	Amendment No. 1 to Contract FA904	10-K	February 18, 2010	10.57.1
10.3	Amendment No. 2 to Contract FA904	10-K	February 18, 2010	10.57.2
10.4	Minor Modification No. 1 to Contract FA904	10-Q	May 6, 2010	10.1
10.5	Amendment No. 3 to Contract FA904	10-Q	August 9, 2010	10.11
10.6	Amendment No. 4 to Contract FA904	8-K	November 15, 2010	10.6
10.7	Amendment No. 5 to Contract FA904	10-Q	May 6, 2011	10.9
10.8	Amendment No. 6 to Contract FA904	10-Q	August 3, 2011	10.15
10.9	Amendment No. 7 to Contract FA904		Filed herewith
10.10	Contract FA905 (“Contract FA905”) between the Florida Agency for Health Care Administration and HealthEase of Florida, Inc.	8-K	September 16, 2009	10.3
10.11	Amendment No. 1 to Contract FA905	10-K	February 18, 2010	10.55.1
10.12	Amendment No. 2 to Contract FA905	10-K	February 18, 2010	10.55.2
10.13	Minor Modification No. 1 to Contract FA905	10-Q	May 6, 2010	10.2
10.14	Amendment No. 3 to Contract FA905	10-Q	August 9, 2010	10.12
10.15	Amendment No. 4 to Contract FA905	8-K	November 15, 2010	10.12
10.16	Amendment No. 5 to Contract FA905	10-Q	May 6, 2011	10.10
10.17	Amendment No. 6 to Contract FA905	10-Q	August 3, 2011	10.16
10.18	Amendment No. 8 to Contract FA905	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2012	WELLCARE HEALTH PLANS, INC.

/s/ Thomas L. Tran
Thomas L. Tran
Senior Vice President and Chief Financial
Officer

EXHIBIT INDEX

		INCORPORATED BY REFERENCE
Exhibit Number	Description	Form	Filing Date With SEC	Exhibit Number
10.1	Contract FA904 (“Contract FA904”) between the Florida Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida	8-K	September 16, 2009	10.2
10.2	Amendment No. 1 to Contract FA904	10-K	February 18, 2010	10.57.1
10.3	Amendment No. 2 to Contract FA904	10-K	February 18, 2010	10.57.2
10.4	Minor Modification No. 1 to Contract FA904	10-Q	May 6, 2010	10.1
10.5	Amendment No. 3 to Contract FA904	10-Q	August 9, 2010	10.11
10.6	Amendment No. 4 to Contract FA904	8-K	November 15, 2010	10.6
10.7	Amendment No. 5 to Contract FA904	10-Q	May 6, 2011	10.9
10.8	Amendment No. 6 to Contract FA904	10-Q	August 3, 2011	10.15
10.9	Amendment No. 7 to Contract FA904		Filed herewith
10.10	Contract FA905 (“Contract FA905”) between the Florida Agency for Health Care Administration and HealthEase of Florida, Inc.	8-K	September 16, 2009	10.3
10.11	Amendment No. 1 to Contract FA905	10-K	February 18, 2010	10.55.1
10.12	Amendment No. 2 to Contract FA905	10-K	February 18, 2010	10.55.2
10.13	Minor Modification No. 1 to Contract FA905	10-Q	May 6, 2010	10.2
10.14	Amendment No. 3 to Contract FA905	10-Q	August 9, 2010	10.12
10.15	Amendment No. 4 to Contract FA905	8-K	November 15, 2010	10.12
10.16	Amendment No. 5 to Contract FA905	10-Q	May 6, 2011	10.10
10.17	Amendment No. 6 to Contract FA905	10-Q	August 3, 2011	10.16
10.18	Amendment No. 8 to Contract FA905	Filed herewith